UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 3, 2011

MARTEN TRANSPORT, LTD.
(Exact name of registrant as specified in its charter)

Delaware	0-15010	39-1140809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

129 Marten Street Mondovi, Wisconsin	54755
(Address of principal executive offices)	(Zip Code)

(715) 926-4216
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management.

Item 5.02         Compensatory Arrangements of Certain Officers.

On May 3, 2011, our Compensation Committee approved increases of approximately 3% to 6% to the base salary for the company’s named executive officers listed below, retroactive to April 25, 2011.  Effective April 25, 2011, the named executive officers are scheduled to receive the following annual base salaries in the listed positions:

Name and Position as of May 3, 2011	Base Salary

Randolph L. Marten	$536,757
(Chairman and Chief Executive Officer)

Timothy M. Kohl	$385,840
(President)

Robert G. Smith	$270,639
(Chief Operating Officer)

Timothy P. Nash	$273,266
(Executive Vice President of Sales and Marketing)

James J. Hinnendael	$220,920
(Chief Financial Officer)

Item 5.07         Submission of Matters to a Vote of Security Holders.

Marten Transport, Ltd. held its 2011 Annual Meeting of Stockholders on May 3, 2011.  The final results of the stockholder vote on the business brought before the meeting were as follows:

1.           To elect six directors to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified.  All director nominees were duly elected.

	For	Withheld	Broker Non-Votes
Randolph L. Marten	20,254,225	177,043	482,651
Larry B. Hagness	18,406,766	2,024,502	482,651
Thomas J. Winkel	18,854,212	1,577,056	482,651
Jerry M. Bauer	19,775,016	656,252	482,651
Robert L. Demorest	20,396,581	34,687	482,651
G. Larry Owens	20,430,876	392	482,651

2.           To consider a non-binding, advisory proposal for our executive compensation, which is known as a “say-on-pay” vote.

For	Against	Abstain	Broker Non-Votes
19,453,172	194,678	1,008,630	482,651

3.           To consider a non-binding, advisory proposal to determine the frequency with which our stockholders will be entitled to have an advisory vote on the compensation of our named executive officers.

1 year	2 years	3 years	Abstain	Broker Non-Votes
18,275,724	79,597	1,292,874	1,008,285	482,651

4.           To consider a proposal to ratify the selection of KPMG LLP as our independent public accountants for the year ending December 31, 2011.  This proposal was approved.

For	Against	Abstain
20,751,150	359,764	28,217

Based on these results, and consistent with the recommendation of our Board of Directors, we have determined that we will hold a non-binding, advisory proposal to approve the compensation of our named executive officers every year.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a)      Financial Statements of Businesses Acquired.

Not Applicable.

(b)      Pro Forma Financial Information.

Not Applicable.

(c)      Shell Company Transactions.

Not Applicable.

(d)      Exhibits.

Exhibit No.	Description

10.1	Named Executive Officer Compensation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

    MARTEN TRANSPORT, LTD.

Dated: May 5, 2011                                                                By /s/ James J. Hinnendael
James J. Hinnendael
Its: Chief Financial Officer

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MARTEN TRANSPORT, LTD.

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Named Executive Officer Compensation

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